                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                         1-2394                        13-3768097
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(State or other jurisdiction         (Commission                   (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 110 East 59th Street, New York, New York 10022
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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            On March 26, 2003,  Wheeling-Pittsburgh  Steel Corporation ("WPSC"),
an indirect subsidiary of WHX Corporation (WHX"), issued a press release,  which is set forth as Exhibit 99.1 to this Current Report, announcing that its revised
$250 million loan guarantee application was approved by the Emergency Steel Loan
Guarantee  Board. The approval of the guaranty is subject to the satisfaction of various  conditions  including,  without  limitation,  confirmation of a plan of reorganization  for WPSC and resolution of the treatment of the WHX Pension Plan acceptable to the Pension Benefit Guaranty Corporation. The loan will be used to finance WPSC's  emergence from  bankruptcy  protection and to fund its strategic plan,  which calls for  investments  in  state-of-the-art  technology  that will improve manufacturing efficiency.

            On March 27, 2003,  WPSC issued a press release,  which is set forth as Exhibit 99.2 to this Current Report,  announcing that WHX had filed an answer in court  contesting  the  Pension  Benefit  Guaranty  Corporation's  action  to terminate the WHX Pension Plan.

            For additional information,  reference is made to the press releases attached hereto as Exhibits 99.1 and 99.2.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

          (c)     Exhibits
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                  Exhibit No.             Exhibits
                  -----------             --------

                  99.1                    Press  Release of  Wheeling-Pittsburgh
                                          Steel   Corporation  dated  March  26,
                                          2003.

                  99.2                    Press  Release of  Wheeling-Pittsburgh
                                          Steel   Corporation  dated  March  27,
                                          2003.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHX CORPORATION

Dated: March 27, 2003                  By: /s/ Robert Hynes
                                          --------------------------------------
                                       Name:       Robert Hynes
                                       Title:      Chief Financial Officer